UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 7, 2020

Curis, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)

(617) 503-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

From time to time, Curis, Inc. (“Curis” or the “Company”) conducts meetings with third parties in which the Company utilizes a corporate slide presentation. A copy of the Company’s current corporate slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. The attached presentation is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 7, 2020, the Company issued a press release announcing updated preliminary data from its ongoing Phase 1, open-label, dose escalation study of CA-4948, an IRAK4 kinase inhibitor, for the treatment of patients with relapsed or refractory non-Hodgkin’s lymphoma, including patients with diffuse large B-cell lymphoma, Waldenström’s macroglobulinemia and oncogenic MYD88 mutations, and the recommended Phase 2 dose of the investigational drug.

On December 8, 2020, the Company issued a press release announcing preliminary data from its ongoing open-label, single arm Phase 1 dose escalation study of CA-4948 in patients with acute myeloid leukemia or high-risk myelodysplastic syndromes.

The full text of the press releases issued in connection with these announcements are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding any expectations of the potential for the Company’s proprietary drug candidate CA-4948, including with respect to the potency, anti-cancer activity, durability and tolerability of CA-4948, future studies with respect to CA-4948, the potential advantages and benefits of CA-4948 and small molecule checkpoint antagonists, statements with respect to the timing of the Company’s studies, including enrollment and reporting of data, and the Company’s plans to advance its development programs. Forward-looking statements may contain the words “believes,” “expects,” “anticipates,” “plans,” “seeks,” “estimates,” “assumes,” “will,” “may,” “could,” “predict,” “project,” “target,” or the negative of these terms or other similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different from those indicated by such forward-looking statements. For example, Curis may experience adverse results, delays and/or failures in its drug development programs and may not be able to successfully advance the development of its drug candidates in the time frames it projects, if at all. Curis’s drug candidates may fail to demonstrate sufficient safety and efficacy in clinical studies and/or may never receive regulatory approval. Favorable results seen in preclinical studies and early clinical trials of Curis’s drug candidates may not be replicated in later trials. There can be no guarantee that Curis’s collaborations with Aurigene and ImmuNext will continue for their full terms and receive sufficient financing and other resources, or that the parties will successfully discover, develop or commercialize drug candidates under the collaborations. Regulatory authorities may delay or restrict Genentech’s and/or Roche’s ability to continue to develop or commercialize Erivedge in BCC. Erivedge may not merit further development in disease indications other than BCC. Competing drugs may be developed that are superior to Erivedge. Curis faces risks relating to the transfer and encumbrance of certain royalty and royalty-related payments on commercial sales of Erivedge, which could have a material adverse effect on its business, financial condition and stock price. Based on its available cash resources, Curis does not have sufficient cash on hand to support current operations for the next 12 months. If it is not able to obtain sufficient funding, it will be forced to delay, reduce in scope or eliminate some of its research and development programs, including related clinical trials and operating expenses, potentially delaying the time to market for, or preventing the marketing of, any of its product candidates, which could adversely affect its ability to continue operations and pursue its business strategies. Curis faces substantial competition. Curis also faces the risk of potential adverse decisions made by the FDA and other regulatory authorities, investigational review boards, and publication review bodies. Curis may not obtain or maintain necessary patent protection and could become involved in expensive and time-consuming patent proceedings. Unstable market and economic conditions, natural disasters, public health crises, political crises, and other events outside of Curis’s control could significantly disrupt its operations or the operations of third parties on which Curis depends. For example, the COVID-19 pandemic may result in closures of third party facilities, impact clinical trial enrollment or impact sales of Erivedge. The extent to which the COVID-19 pandemic may impact Curis’s business or operating results is uncertain. Important factors that may cause or contribute to such differences include the factors set forth under the caption “Risk Factors” in Curis’s most recent Form 10-K and Form 10-Q and the factors that are discussed in other filings that Curis periodically makes with the Securities and Exchange Commission. In addition, any forward-looking statements represent the views of Curis only as of as of the date of this Form 8-K and should not be relied upon as representing Curis’s views as of any subsequent date. Curis disclaims any intention or obligation to update any of the forward-looking statements after the date of this Form 8-K whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Corporate Presentation

99.2	Press Release dated December 7, 2020

99.3	Press Release dated December 8, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: December 8, 2020	By:	/s/ JAMES E. DENTZER
James E. Dentzer
President and Chief Executive Officer